SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934

Filed by the Registrant                          (X)
Filed by a Party other than the Registrant       ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material under Section 240.14a-12

                   RRUN VENTURES NETWORK, INC.
---------------------------------------------------------------
       (Name of Registrant as Specified in its Charter)
---------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X) No fee required
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Proposed maximum aggregate value of transaction:

    4) Total fee paid:

( ) Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:

                     RRUN VENTURES NETWORK, INC.
                     62 W. 8th Avenue, 4th Floor
             Vancouver, British Columbia, Canada V5Y 1M7


                                                June 9, 2003

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of RRUN Ventures Network, Inc., which will be held at the offices of the Company at 62 W. 8th Avenue, 4th Floor, Vancouver, British
Columbia, Canada V5Y 1M7  on June 20, 2003 at 9:00 a.m. Pacific Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of RRUN
Ventures, Network, Inc.

                                             Sincerely,




                                             Ray A. Hawkins
                                             President & CEO & Director

                      RRUN VENTURES NETWORK, INC.
                      62 W. 8th Avenue, 4th Floor
               Vancouver, British Columbia, Canada V5Y 1M7
                       Telephone (604) 682-6541

         ---------------------------------------------------------

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         ---------------------------------------------------------

TO THE SHAREHOLDERS OF .:

The annual meeting of the shareholders of RRUN Ventures Network, Inc. will be held at the offices of the Company at 62 W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7 on June 20, 2003 at 9:00 a.m. Pacific Time, for the following purposes:

    1. To elect two directors to serve until the next annual meeting or until their successors are elected and qualified;

    2. To vote upon a proposal to amend the articles of incorporation in order to change the name of the Corporation to Livestar Entertainment Group Inc.; and

    3. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on May 20, 2003 are entitled to notice of and to vote at the meeting. The Company's proxy statement and its 2002 annual report to shareholders accompany this notice.

All shareholders are invited to attend the meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS,


                           Ray A. Hawkins, President , CEO & Director

Vancouver, British Columbia, Canada
June 9, 2003

                                IMPORTANT


Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                       RRUN Ventures Network, Inc.
                       62 W. 8th Avenue, 4th Floor
                  Vancouver, British Columbia, Canada V5Y 1M7

                        Telephone (604) 682-6541
           -------------------------------------------------------

                            PROXY STATEMENT

           -------------------------------------------------------

                   For the Annual Meeting of Shareholders
                          To be held June 20, 2003


NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RRUN VENTURES NETWORK, INC. OR ANY OTHER PERSON.

                      MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of RRUN Ventures Network, Inc. (the "Company") for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the offices of the Company at 62 W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7 on June 20, 2003 at 9:00 am. Pacific Time, to elect two directors to serve until the next annual meeting or until their successors are elected and qualified and to approve amendment to the articles of incorporation.

Management knows of no other business that may properly come before the meeting. The above matters require for their approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about June 9, 2003.

               RECORD DATE; SOLICITATION OF PROXIES

The board of directors of RRUN Ventures Network, Inc. has fixed the close of business on May 20, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 76,723,077 shares of common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record on the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by RRUN Ventures Network, Inc. and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. RRUN Ventures Network, Inc. will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. RRUN Ventures Network, Inc. will bear the costs of the annual meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials. RRUN Ventures Network, Inc. has spent approximately $3,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that RRUN Ventures Network, Inc. will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding RRUN Ventures
Network, Inc.'s proxies and related materials may be directed in writing to Ray A. Hawkins, President & CEO, at 62 W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7.

                       VOTE REQUIRED AND VOTING

In order to obtain shareholder approval for all matters other than the amendment to the articles of incorporation, thirty-three and one-third percent (33.33%) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required for a quorum at the annual meeting. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum. Election of directors shall be accomplished by the two candidates receiving a plurality of the votes cast at a shareholder's meeting at which a quorum is present.
Approval of the amendments to the articles of incorporation requires the affirmative at the meeting of a majority of all common shares issued and outstanding.

You can vote by either attending the meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the named nominees for the board of directors identified herein. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

                            OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

                          REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of RRUN Ventures Network, Inc. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO
COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

                             PROPOSAL I
                        ELECTION OF DIRECTORS

Two directors are to be elected at the annual meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

The following sets forth information regarding each nominee.

                    All Positions                            Years/Mos.Served
                    And Offices                              as Director
Name                with RRUN                     Age        of the Company

Ray A. Hawkins (1)  President, Chief Executive
                    Officer & Director            33         1 Year/ 9Mos.

Edwin Kwong	(1)     Secretary/Treasurer,
                    Chief Operations Officer,
                    Chief Financial Officer
                    & Director                    31         1 Year/ 9 Mos.




(1) Appointed to the Board on August 17, 2001

                            Terms of Office

All executive officers are employed by RRUN on a full-time basis. Vacancies in the existing Board of Director are filled by majority vote of the remaining Directors. The officers serve at the will of the Board of Directors. There are no family relationships between any executive officer and director.

Ray Hawkins - Director, President & CEO.

As the President & CEO, Mr. Hawkins duties include the forging of business development, securing of partnerships, and overseeing product development, and marketing campaigns. Mr. Hawkins is a serial entrepreneur with over a decade of experience in the fields of media, entertainment, and marketing. From 1990-1995, Mr. Hawkins operated his own music artist management firm, RAH Talent. During that time Mr. Hawkins also acted as the CEO of Empire Communications, a record label that produced a number of cutting edge music artists. Also from 1990 - 1995 Mr. Hawkins acted as CEO of RAH Entertainment, a concert and event corporation. From 1993-1997 Mr. Hawkins acted as a music consultant, procuring cutting edge music for movie and television production houses like Paramount Pictures and video game companies like Electronic Arts. From 1996-1999 Mr. Hawkins was the founder, President, and CEO of TAXI Communications Network Inc., a leading edge media and marketing firm that produced a popular local culture magazine, TAXI Vancouver, and developed urban based marketing campaigns for companies like Labatt Breweries, Universal Music, Virgin Megastore and Molson Canada.

Edwin Kwong - Director, COO and CFO.

Mr. Kwong uses his background in finance and project management to oversee the day-to-day operations of RRUN.Mr. Kwong has over 5 years of international management consulting experience in Project Management and Finance in Canada and Asia. In 1993 Mr. Kwong received a Bachelor of Commerce in Finance from the University of British Columbia. In 1996 Mr. Kwong received a Graduate Diploma in Asian Pacific Management. From 1994-1996 Mr. Kwong worked as Investment Advisor Assistant for Great Pacific Management in Vancouver. From 1996 to 1997 Mr. Kwong acted as a consultant in Hong Kong for Manulife International Ltd. and Ernst and Young Management Consulting. From 1997-1998 Mr. Kwong was a Project Executive for Hopewell Holdings in Hong Kong and Indonesia. In 1998 Mr. Kwong completed his Level 1 examination in the Chartered Financial Analyst program. From 1999-2000 Mr. Kwong was the Senior Business Specialist for Intria Items Inc., a financial technology solutions division of Canadian Imperial Bank of Commerce.

       THE BOARD RECOMMENDS  A VOTE IN FAVOR OF THE NAMED NOMINEES.


                               PROPOSAL II
        AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME
           OF THE CORPORATION TO LIVESTAR ENTERTAINMENT GROUP INC.

Reason for the Name Change

The Board has approved the proposed change to the name of the Company from "RRUN Ventures Network Inc." to "Livestar Entertainment Group Inc." The Company will file a certificate of incorporation changing the Company's name. The certificate of incorporation of RRUN Ventures Network Inc. will be substantially in the form attached to this Proxy Statement as Exhibit A. The

Company's name, RRUN Ventures Network Inc.
was selected to reflect the Company's historical business strategy. The Board believes that the name "Livestar Entertainment Group Inc." better reflects the Company's current business plan to develop a entertainment business primarily based on live entertainment , specifically live events and a network of urban based liquor licensed entertainment establishments, namely nightclubs.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.


                       FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for RRUN Ventures Network, Inc.'s proxy statement and form of proxy for its next annual meeting of shareholders will be June 27, 2004. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of RRUN Ventures Network, Inc.'s proxy statement and form of proxy is considered untimely is 45 days prior to June 27, 2004.

           Section 16(a) Beneficial Ownership Reporting Compliance

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

                               Number    Transactions   Known Failures
                               Of late   Not Timely     To File a
Name and principal position    Reports   Reported       Required Form
----------------------------   -------   ------------   --------------
Ray A. Hawkins                    1           0               0
  CEO, President and Director
Edwin Kwong                       1           0               0
  COO, CFO, Treasurer,
  Secretary and Director
Pavel Bains                       1           0               0
  Executive Vice President,
  Media & Entertainment

BENEFICIAL STOCK OWNERSHIP

The following table sets forth, as of March 31, 2003, Common Stock ownership of (1) the Directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, based on management's best knowledge at the date set out above , and (3) the Company's Directors and Officers as a group:


Directors, Officers and 5%                   Shares Beneficially
Stockholders                                        Owned
-----------------------------------------------------------------
                                        Number         Percent
                                        -------        -------
550605 B.C. Ltd.                       2,814,000(1)      4.8%
4th Floor, 62 W. 8th Avenue
Vancouver, B.C. V5Y 1M7

Ray A. Hawkins                         2,579,824(2)      4.4%
71-1075 Granville Street
Vancouver, B.C.  V6Z 1L4

Pavel Bains                              917,500(2)      1.6%
#101 - 1001 Broadway
Vancouver, B.C. V6H 4E4

Edwin Kwong                              842,500(2)      1.4%
#5 - 744 West 7th Avenue
Vancouver, B.C. V5Z 1B8

John Stuart                             4,500,000        7.7%
#2646 1979 Marine Drive
North Vancouver, BC
Canada V7P 3G2

Robert Fidler                          3,500,000         6.0%
2800 Neilson Way
Suite 601
Santa Monica, CA 90405

Lionel Gosselin                        3,313,754 (3)     5.6%
64 Countryside Way
Winnipeg, Manitoba
Canada R2G 4C1

Neal E. Stauffer                       3,535,000(3)      5.9%
601 South Boulder - Suite 1100
Tulsa, OK 74119

All RRUN directors and                 4,339,824(4)      7.5%
officers as a group (3 persons)


(1) Ray A. Hawkins owns 74% of 550605 B.C. Ltd.
(2) Includes shares issuable upon the exercise of options within 60 days.
(3) Includes shares issuable upon the exercise of warrants within 60 days.
(4) Includes 792,500 shares issuable upon the exercise of options within 60 days.

                   INFORMATION REGARDING THE BOARD

The Board met three times during the fiscal year ended December 31, 2002 and as issues were raised signed several written consents to action without meeting. Mr. Hawkins and Mr. Kwong directors attended each of the meetings held.

The directors are not currently paid for acting as members of the board, other than receiving stock options.

The following table sets forth certain information as to our Chief Executive Officer and the highest paid officers and directors for our last fiscal year ended December 31, 2002. No other compensation was paid to any such officers or directors during this time period.

                           Annual Compensation Table

                                  Annual Compensation (1)      Long Term
                                  -----------------------      ---------
                                                             Compensation
                                                             ------------
Name            Title             Year    Salary    Bonus   Options / SARs (#)
----            -----             ----    ------    -----            ---------
Ray A. Hawkins  President,CEO     2001    $16,137   $0            100,000
                and Director

                                  2002    $17,429   $0            200,000
                                            (2)

E TedPrince (3) Co- CEO, Director 2002      (3)     $0          3,000,000

Edwin Kwong     COO, CFO and      2001    $10,734   $0            100,000
                Director

                                  2002     $7,497   $0            180,000
                                            (4)

Pavel Bains     EVP, and Director 2001    $16,752   $0            100,000
                                            (5)

                                  2002     $7,424   $0            150,000
                                            (6)

(1)	Unless otherwise noted, compensation for Fiscal 2001 is for
the six month period ended December 31, 2001. There was no compensation paid by the Company to the officers or directors of the Company prior to that time. As of December 31, 2002, no retirement, pension or insurance programs or other similar programs have been adopted by RRUN for the benefit of its employees.

(2 In the fiscal year ending December 31, 2002, Mr. Ray Hawkins was entitled to receive an additional $252,571 of executive compensation, and this entire amount has been accrued.

(3) Mr. E. Ted Prince served as President and Co-CEO of RRUN
Ventures Network Inc. as assigned from Perth Ventures Inc. from
June 18, 2002 to November 8, 2002.

(4) In the fiscal year ending December 31, 2002, Mr. Edwin Kwong was entitled to receive an additional $132,507 of executive compensation, and this entire amount has been accrued.

(5) Mr. Pavel Bains was paid approximately 56% of this total in the six month period ending June 30, 2001.

(6) In the fiscal year ending December 31, 2002, Mr. Pavel Bains was entitled to receive an additional $90, 575 of executive compensation, and this entire amount has been accrued.


Effective January 1, 2002, the Company executed Management Services Memorandums with three key directors/officers. In addition to total signing bonuses of $258,000 which have no specific payment date and are payable in cash or shares of the Company or its subsidiary, RAHX, Inc. The memoranda provide for performance bonuses and total annual compensation in the upcoming four fiscal years as follows:

        Year ended December 31, 2003    $ 200,000
        Year ended December 31, 2004    $ 200,000
        Year ended December 31, 2005    $ 200,000
        Year ended December 31, 2006    $ 200,000


                      Options/SAR Grants in Last Fiscal Year
                              (Individual Grants)

Name            Number of       Percent of      Exercise or   Expiration date
                Securities      options/SARs    base price
                Underlying      granted         ($/Sh)
                Options/SARs    employees in
                Granted (#)     fiscal year

Ray A. Hawkins     200,000           2.1%          $0.10         2/8/2005

E.Ted Prince     3,000,000          31.5%           (1)            (1)
                    (1)

Edwin Kwong        180,000           1.9%          $0.10         2/8/2005

Pavel Bains        150,000           1.6%          $0.10         2/8/2005

(1) As per Agreement with The Company and Perth Ventures Inc. on June 18, 2002 and further amended on July 16, 2002, Mr. E. Ted Prince was entitled to receive options for 2,000,000 shares at $0.12 per share and 1,000,000 shares at $0.045 per share. Note that all options have expired as per Agreement with Perth Ventures Inc. upon Mr. Prince's resignation on November 8, 2002.



           Aggregated Option/SAR Exercises in Last Fiscal Year
                      and FY-End Option/SAR Values

Name            Shares      Value        Number of         Value of unxercised
                aquired    realized  unexercised options  in-the-money options
                   on        ($)     /SARs at FY-end (#)   /SARs at FY-end($)
                exercise                exercisable/          exercisable/
                  (#)                  unexercisable         unexercisable

Ray A. Hawkins     0          0       262,500 / 37,500            $0/$0

E.Ted Prince       0          0             0 / 0                 $0/$0

Edwin Kwong        0          0       242,500 / 37,500            $0/$0

Pavel Bains        0          0       212,500 / 37,500            $0/$0

Insider Participation in Compensation Decisions

The Company does not have a Compensation Committee. All members of the Board of Directors are officers of the Company, receive compensation for services rendered and are involved in participation on compensation decisions.

Board of Directors Report on Executive Compensation

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the Company for their activities on the Company's behalf.

------------------------------------------------------------------------------
                              AUDIT FEES
------------------------------------------------------------------------------

RRUN Ventures Network, Inc. has been billed by Morgan & Company
$                  for professional services, of which $          was rendered
  -----------------                                      ---------
for the audit of its financial statements for the most recent fiscal
year and $              was rendered for the reviews of its quarterly
          -------------
financial statements.

                  WHERE YOU CAN FIND MORE INFORMATION

RRUN Ventures Network, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. RRUN Ventures Network, Inc. files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

By Order of the Board of Directors

Ray A. Hawkins
President, CEO and Director

                       RRUN Ventures Network, Inc.
                                 PROXY

                     Annual Meeting of Shareholders
                             June 20, 2003
                                 PROXY

The undersigned appoints Ray A. Hawkins of RRUN Ventures Network, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of RRUN Ventures Network, Inc., to be held June 20, 2003, beginning at 9:00 a.m., Pacific Time, at 62 W. 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada V5Y 1M7, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated  [X]
Total Number of Shares Held:
                            -----------------

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. For the election of the following three nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify: Ray A. Hawkins and Edwin Kwong.

          FOR Nominees                 NOT FOR Nominees
              [  ]                           [  ]

2.   To approve the amendments to the articles of incorporation.

        FOR Amended Articles        NOT FOR Amended Articles
               [  ]                           [  ]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Signature(s)                             Dated:              , 2003
                                               --------------


-----------------------------         -------------------------------


PLEASE SIGN AND RETURN THIS PROXY PRIOR TO JUNE 20, 2003.

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